                                                                    Exhibit 10.1

                       FOURTH AMENDMENT TO LOAN AGREEMENT

          THIS Amendment to Loan Agreement made this 30th day of June,  2007, by and between M-TRON  INDUSTRIES,  INC., a Delaware  corporation  ("M-TRON"),  and
PIEZO TECHNOLOGY,  INC., a Florida corporation (collectively,  the "Borrowers"), and FIRST NATIONAL BANK OF OMAHA (the "Bank"),  a national  banking  association established at Omaha, Nebraska.

          WHEREAS,  M-TRON has  existing  term loans with the Bank  evidenced by term note number  855891-1  with a due date of October 14, 2007,  pursuant to an existing  additional  loan agreement  with the Bank,  which shall remain in full force in accordance with its terms; and

          WHEREAS, M-TRON has an existing revolving line of credit with the Bank evidenced by  revolving  note number  855893-1  with a due date of June 30, 2008 pursuant to an existing  additional loan agreement with the Bank, which shall be paid in full from the proceeds of the Revolving Note; and

          WHEREAS,  the Bank is willing to provide such credit facilities to the
Borrowers upon the terms and conditions herein set forth.

          WHEREAS,  BANK and BORROWER  executed a written Loan  Agreement  dated
October 14, 2004 which was subsequently  amended May 31, 2005, June 30, 2006 and
October  3, 2006 (the Loan  Agreement  together  with all  amendments  is herein called the "AGREEMENT"); and

          WHEREAS, the parties hereto desire to amend the AGREEMENT.

          Now,  therefore,  in consideration of the AGREEMENT,  and their mutual promises made herein, BANK and BORROWERS agree as follows:

          1. Terms which are typed herein as all  capitalized  words and are not defined  herein shall have the same meanings as when  described in the
          AGREEMENT.

          2. Article I Section 1.01 Defined Terms  "Borrowing  Base"  subsection
          (b) of the AGREEMENT is hereby amended to read, effective immediately:
                   The term  "Tangible  Net  Worth" of the  AGREEMENT  is hereby amended to read, effective immediately:
                              "Tangible Net Worth" means total assets less total
          liabilities (but excluding  Subordinated  Debt existing on the Closing
          Date, in an amount of not less than $4,200,000).

          3. Article I Section 1.01.  Defined Terms  "Revolving Loan Termination
          Date"  (a) of the  AGREEMENT  is  hereby  amended  to read,  effective immediately:

               (a) June 30,  2008,

          4. Article II Section  2.12,  Repayment  of  Revolving  Note is hereby amended to read, effective immediately:

                   2.12 The Revolving  Note shall be due and payable on June 30,
                   2008. Interest only shall be payable monthly on the Revolving
                   Note. All outstanding principal and interest shall be due and payable on June 30, 2008.

          5.  BORROWER  certifies  by  its  execution  hereof  that  all  of the representations  and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event  which,  with the  giving of notice or  passage of time or both, would  become such an EVENT OF DEFAULT,  has  occurred as of execution hereof, except as disclosed to BANK. All other terms and conditions of the  AGREEMENT not affected or amended by this  AGREEMENT,  are hereby ratified and confirmed.

          8. GUARANTOR acknowledges and consents to the foregoing amendment, and
          agrees  and  confirms  that  his  separate   guarantee  of  BORROWER's
          obligations  to BANK  are,  and  continue  to be,  valid  and  binding obligations of GUARANTOR.

          9. Except as herein amended,  the AGREEMENT continues to be the valid, binding obligation of BORROWER.

          IN WITNESS  WHEREOF,  the parties  have caused  this  Agreement  to be executed by their respective officers thereunto duly authorized,  as of the date first above written.

M-TRON INDUSTRIES, INC.                             FIRST NATIONAL BANK OF OMAHA

By:  /s/ David Rein                                 By:  /s/ Justin Mahoney
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Its:  VP                                            Its:  Justin Mahoney
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PIEZO TECHNOLOGY, INC.

By:  /s/ David Rein
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Its:  VP
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ACKNOWLEDGED BY GUARANTOR:

LYNCH CORPORATION

By:  /s/ Steve Pegg
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Its: Chief Financial Officer
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